                                                                 EXHIBIT 4.1

   NUMBER                                                       SHARES
   N 1805

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                             (CAMBREX LOGO TYPE)
                                                          CUSIP 132011 10 7

                             CAMBREX CORPORATION
                             -------------------
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that


                                   SPECIMEN


is the record holder of




            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.10 PER SHARE, OF

                             CAMBREX CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed, or assigned. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

   C.C. BALDWIN
                President

                                 Corporate
                                  S E A L
   PETER B. THAUER
                Secretary
                                              COUNTERSIGNED AND REGISTERED:
                                                AMERICAN STOCK TRANSFER &
                                                  TRUST COMPANY
                                                   NEW YORK, N.Y.
                                                    TRANSFER AGENT AND REGISTRAR

                                              BY

                                                            AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM--as tenants in common                 UNIF GIFT MIN ACT--            Custodian
        TEN ENT--as tenants by the entireties                              (Cust)                (Minor)
        IT TEN --as joint tenants with right of                            under Uniform Gifts to Minors
                 of survivorship and not as tenants                        Act
                 in common                                                            (State)
                 Additional abbreviations may also be used though not in the above list.


        For value received,          hereby sell, assign and transfer unto
                            --------
        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------

        --------------------------------------

        -----------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        ---------------------------------------------------------------- shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

        -------------------------------------------------------------- Attorney
        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated
             ---------------------


                      ---------------------------------------------------------
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                   SIGNATURE GUARANTEED:

                                   -------------------------------------------